Exhibit 99.2

Fourth Quarter & Full Year 2017 Results March 8, 2018

2 Safe Harbor This presentation may include forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . The words “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “project” and similar expressions, and the negatives thereof, identify forward - looking statements, each of which speaks only as of the date the statement is made . Although we believe that our forward - looking statements are based on reasonable assumptions within the bounds of our knowledge of our business and operations, our business is subject to significant risks and as a result there can be no assurance that actual results of our research, development and commercialization activities and our results of operations will not differ materially from the results contemplated in such forward - looking statements . These risks include : ( i ) risks relating to our exchangeable senior notes including use of the net proceeds from the offering of the notes and other future events related to the notes ; (ii) risks relating to the divestiture of our former pediatric business including whether such divestiture will be accretive to our operating income and cash flow ; (iii) risks relating to our license agreement with Serenity Pharmaceuticals, LLC including that our internal analyses may overstate the market opportunity in the United States for the drug desmopressin acetate (the “Drug”) or we may not effectively exploit such market opportunity, that significant safety or drug interaction problems could arise with respect to the Drug, that we may not successfully increase awareness of nocturia and the potential benefits of the Drug, and that the need for management to focus attention on the development and commercialization of the Drug could cause our ongoing business operations to suffer ; and (iv) the other risks, uncertainties and contingencies described in the Company's filings with the U . S . Securities and Exchange Commission, including our annual report on Form 10 - K for the year ended December 31 , 2016 , and our Current Report on Form 8 - K filed on February 14 , 2018 , in particular disclosures that may be set forth in particular under the captions “Forward - Looking Statements” and “Risk Factors,” including without limitation : our dependence on a small number of products and customers for the majority of our revenues ; the possibility that our Bloxiverz ®, Vazculep ® and Akovaz ® products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices we charge for those products ; the possibility that we could fail to successfully complete the research and development for pipeline products we are evaluating for potential application to the FDA pursuant to our "unapproved - to - approved" strategy, or that competitors could complete the development of such products and apply for FDA approval of such products before us ; the possibility that our products may not reach the commercial market or gain market acceptance ; our need to invest substantial sums in research and development in order to remain competitive ; our dependence on certain single providers for development of several of our drug delivery platforms and products ; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products ; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and market such technologies or products before we do ; the challenges in protecting the intellectual property underlying our drug delivery platforms and other products ; and our dependence on key personnel to execute our business plan .

3 Call Outline I. Fourth quarter & full year 2017 overview II. REST - ON Phase III trial update III. FT 218: Pharmacokinetic overview IV. Market update: i. Sodium oxybate use and persistence rates ii. Concomitant use of sodium oxybate and sodium valproate iii. Noctiva ™ V. Q&A

4 Recent Highlights Financial Overview • 4Q 2017 revenues of $34.2 million & adjusted LPS of $(0.28) • 2017 total revenues of $172.7 million & adjusted EPS of $0.31 • Repurchased $22.3 million of shares • Operating cash flow positive • $137.7 million in net proceeds from convertible offering (2/14/18) Strategic Execution • In - licensed Noctiva ™ in September 2017 • Continued enrollment in REST - ON Phase III trial of FT 218 in narcolepsy patients • Granted Orphan Drug Designation for FT 218 (1/10/18) • Reduced R&D footprint in France • Developed 4 th sterile injectable product • Divested four pediatric products (2/12/18)

5 Fourth Quarter & Full Year 2017 Financial Results

6 Non - GAAP Financial Results *Reconciliations from GAAP to Non - GAAP can be found in the appendix (in $000s, except for per share amounts 12/31/17 09/30/17 12/31/16 12/31/17 12/31/16 Total revenue 34,590$ 39,675$ 43,085$ 174,183$ 150,246$ Cost of products and services sold 4,048 3,790 3,610 16,255 12,742 Research and development expenses 12,125 8,095 13,476 34,218 34,611 Selling, general and admin expenses 23,058 11,563 10,688 58,862 44,179 Intangible asset amortization - - - - - Restructuring costs - - - - - Operating expenses 39,231 23,448 27,774 109,335 91,532 Contingent consideration payments and accruals 5,966 7,264 7,645 31,362 26,966 Operating income (loss) (10,607) 8,963 7,666 33,486 31,748 Interest and other income (expense), net (102) 847 294 1,798 672 Other expense - contingent consideration payments and accruals (818) (963) (1,018) (4,246) (3,636) Income (loss) before income taxes (11,527) 8,847 6,942 31,038 28,784 Income tax (benefit) provision (556) 5,100 6,875 18,296 31,373 Net income (loss) (10,971)$ 3,747$ 67$ 12,742$ (2,589)$ Diluted earnings (loss) per share (0.28)$ 0.09$ -$ 0.31$ (0.06)$ Weighted average number of shares outstanding - diluted 39,350 41,339 42,808 41,765 41,248 Three Months Ended Twelve Months Ended (in $000, except for per share amounts)

7 GAAP Financial Results (in $000s, except for per share amounts 12/31/17 09/30/17 12/31/16 12/31/17 12/31/16 Total revenue 34,248$ 39,675$ 43,085$ 172,741$ 150,246$ Cost of products and services sold 4,048 3,790 2,591 16,301 13,248 Research and development expenses 12,125 8,095 13,476 34,218 34,611 Selling, general and admin expenses 23,058 11,563 10,688 58,862 44,179 Intangible asset amortization 1,967 564 2,970 3,659 13,888 Restructuring costs (631) (549) - 2,542 - Operating expenses 40,567 23,463 29,725 115,582 105,926 (Gain) loss - changes in fair value of related party contingent consideration (1,034) (9,906) (3,704) (31,141) 49,285 Operating income (loss) (5,285) 26,118 17,064 88,300 (4,965) Interest and other income (expense), net (689) 714 1,429 1,084 1,795 Other income (expense) - changes in fair value of related party payable (903) 768 (413) 2,085 (6,548) Income (loss) before income taxes (6,877) 27,600 18,080 91,469 (9,718) Income tax provision 2,385 5,921 13,346 24,215 31,558 Net income (loss) (9,262)$ 21,679$ 4,734$ 67,254$ (41,276)$ Diluted earnings (loss) per share (0.24)$ 0.52$ 0.11$ 1.61$ (1.00)$ Three Months Ended Twelve Months Ended (in $000, except for per share amounts)

8 Cash Flow Summary in $000's 2017 2016 TOTAL Cash and Marketable Securities Beginning Balance 154,195$ 144,802$ Operating cash flows (excl tax and earnout payments) - base business 86,870 68,801 Noctiva operating spending (15,000) - Earnout/Royalty Payments (37,311) (30,837) Tax Payments (19,143) (27,180) Acquisition of Noctiva Asset (53,111) - Share Repurchases (22,361) - Capital Spending (591) (1,201) Other 527 (190) Change in Total (60,120) 9,393 Ending Balance 94,075$ 154,195$ Twelve Months Ended December 31,

9 2018 Non - GAAP Guidance 2018 Guidance Current Previous Total Revenues $1 05 M - $1 25 M $1 10 M - $1 30 M Noctiva Revenues $10M - $20M $10M - $20M R&D Expense $ 40 M - $ 50 M $ 40 M - $ 50 M Income Ta x Benefit 0% - 10% - Guidance update driven by divestiture of pediatric assets in February 2018

10 REST - ON Phase III Clinical Update & PK Overview

11 REST - ON Status Update NDA filing by year end 2018 no longer expected Recent enrollment rate increases are not meeting expectations Activating new clinical sites and increasing patient engagement initiatives to improve screening and enrollment Update on trial to be provided in 2H 2018

Pharmacokinetics: FT 218 vs. Twice-Nightly



concentration (ug/mL)
80
60
40
20
0
0
2
4
6
8
10
12
Time (h)
Type 1
Type 2
Type 3
Xyrem

- 3 FT 218 prototypes at 4.5g vs approved 2 x 2.25g doses
- Cmax of FT 218 avoids high peak levels of sodium oxybate associated with second dose
- With preferred formulations blood concentration higher first 4 hours with gradual decline
- FT 218 similar or lower blood levels to 2x nightly dosing at hour 8 – minimize “hangover” effect
- Similar “onset of action” to 2x-nightly
- Identical AUC to 2x-nightly

12

13 Pharmacokinetics: FT 218 at 4.5g, 6g & 7.5g Doses • PK for doses at 4.5g, 6g, 7.5g • Consistency and linearity of response as dose increased • Robust and reproducible across dose strengths • Remove inconsistency in timing or missing of second dose

14 Market Update: Sodium Oxybate & Noctiva ™

15 Sodium Oxybate: Market Research Highlights 3 - year longitudinal claims analysis & market assessment identifying 262K diagnosed narcolepsy patients Of 262K patients, 194K were treated pharmacologically 19K unique patients (~10%) received 2x - nightly sodium oxybate <1% of 19K patients received sodium valproate ~ 50% of the 19K sodium oxybate users discontinue treatment within 12 months – patients report tolerability & difficulty with dosing

16 Sodium Oxybate: Market Research Highlights Significant interest from patients in 1x - night given tolerability & dosing Cost assessment: Current & only approved product’s price increased ~1,600% 1 since 2006 Est. 70% of 2x - nightly product revenue increase in last 5 years was price driven, with an est. 30% driven by volume 2 Findings align with multipronged approach to address approval from clinical, regulatory & legal pathways 1) Gold Standard Drug Database 2) Internal estimates

17 Noctiva ™: Launch Update Accelerated launch >4 weeks ahead of schedule – shipments to wholesalers have begun Patient assistance programs fully operational, including retail & specialty / mail order Fully staffed sales force initiating early access programs & PI launch 4/1/18; Branded launch 5/1 Established Noctiva ™ in own category in 3 major compendia services A primary focus is to secure Part D coverage for 2019 with rollbacks onto 2018 formularies

18 Question & Answer

19 Appendix

Revenues by Product (GAAP)

(in $000)

Products:	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Full Year 2017	Full Year 2016
Bloxiverz	$ 13,902	$ 13,719	$ 9,920	$ 7,763	$ 45,304	$ 82,896
Vazculep	10,179	10,154	9,573	8,140	38,046	39,796
Akovaz	25,638	20,912	18,561	15,435	80,546	16,831
Other	2,038	2,320	1,093	2,990	8,441	7,699
Total product sales and services	$ 51,757	$ 47,105	$ 39,147	$ 34,328	$ 172,337	$ 147,222
License and research revenue	$ 750	$ (794)	$ 528	$ (80)	404	$ 3,024
Total revenues	$ 52,507	$ 46,311	$ 39,675	$ 34,248	$ 172,741	$ 150,246



Bloxiverz
Bloxiverz
Akovaz
Vazculep
Vazculep

20

GAAP to Non-GAAP Reconciliations: 4Q 2017

Avadel

		GAAP to Non-GAAP adjustments for the three months ended December 31, 2017								
		Exclude						*Include*		
	GAAP	Intangible asset amortization	Foreign exchange (loss) gain	Restructuring Impacts	License Revenue Adjustment	U.S. Federal Tax Law Change	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	Adjusted GAAP
Product sales and services	$ 34,328	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 34,328
License and research revenue	(80)	-	-	-	342	-	-	-	342	262
Total revenue	34,248	-	-	-	342	-	-	-	342	34,590
Cost of products and services sold	4,048	-	-	-	-	-	-	-	-	4,048
Research and development expenses	12,125	-	-	-	-	-	-	-	-	12,125
Selling, general and administrative expenses	23,058	-	-	-	-	-	-	-	-	23,058
Intangible asset amortization	1,967	(1,967)	-	-	-	-	-	-	(1,967)	-
Changes in fair value of related party contingent consideration	(1,034)	-	-	-	-	-	1,034	5,966	7,000	5,966
Restructuring costs	(631)	-	-	631	-	-	-	-	631	-
Total operating expenses	39,533	(1,967)	-	631	-	-	1,034	5,966	5,664	45,197
Operating income (loss)	(5,285)	1,967	-	(631)	342	-	(1,034)	(5,966)	(5,322)	(10,607)
Investment income	161	-	-	-	-	-	-	-	-	161
Interest Expense	(263)	-	-	-	-	-	-	-	-	(263)
Other Expense - changes in fair value of related party payable	(903)	-	-	-	-	-	903	(818)	85	(818)
Foreign exchange (loss) gain	(587)	-	587	-	-	-	-	-	587	-
Income (loss) before income taxes	(6,877)	1,967	587	(631)	342	-	(131)	(6,784)	(4,650)	(11,527)
Income tax provision (benefit)	2,385	706	-	-	-	(3,513)	299	(433)	(2,941)	(556)
Net (loss) income	$ (9,262)	$ 1,261	$ 587	$ (631)	$ 342	$ 3,513	$ (430)	$ (6,351)	$ (1,709)	$ (10,971)
Net (loss) income per share - diluted	*$ (0.24)*	*$ 0.03*	*$ 0.01*	*$ (0.02)*	*$ 0.01*	*$ 0.09*	*$ (0.01)*	*$ (0.15)*	*$ (0.04)*	*$ (0.28)*
Weighted average number of shares outstanding - Diluted	39,350	39,350	39,350	39,350	39,350	39,350	39,350	39,350	39,350	39,350

21

GAAP to Non-GAAP Reconciliations: 3Q 2017

Avadel

	GAAP	GAAP to Non-GAAP adjustments for the three months ended December 31, 2016						Total Adjustments	Adjusted GAAP
		Exclude					*Include*		
	GAAP	Intangible asset amortization	Foreign exchange (loss) gain	Cross-border merger impacts	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	Adjusted GAAP
Product sales and services	$ 42,364	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 42,364
License and research revenue	721	-	-	-	-	-	-	-	721
Total revenue	43,085	-	-	-	-	-	-	-	43,085
Cost of products and services sold	2,591	-	-	-	1,019	-	-	1,019	3,610
Research and development expenses	13,476	-	-	-	-	-	-	-	13,476
Selling, general and administrative expenses	10,688	-	-	-	-	-	-	-	10,688
Intangible asset amortization	2,970	(2,970)	-	-	-	-	-	(2,970)	-
Changes in fair value of related party contingent consideration	(3,704)	-	-	-	-	3,704	7,645	11,349	7,645
Restructuring costs	-	-	-	-	-	-	-	-	-
Total operating expenses	26,021	(2,970)	-	-	1,019	3,704	7,645	9,398	35,419
Operating income (loss)	17,064	2,970	-	-	(1,019)	(3,704)	(7,645)	(9,398)	7,666
Investment Income	555	-	-	-	-	-	-	-	555
Interest Expense	(261)	-	-	-	-	-	-	-	(261)
Other Expense - changes in fair value of related party payable	(413)	-	-	-	-	413	(1,018)	(605)	(1,018)
Foreign exchange (loss) gain	1,135	-	(1,135)	-	-	-	-	(1,135)	-
Income (loss) before income taxes	18,080	2,970	(1,135)	-	(1,019)	(3,291)	(8,663)	(11,138)	6,942
Income tax provision (benefit)	13,346	1,066	-	(6,754)	(366)	82	(499)	(6,471)	6,875
Net income (loss)	$ 4,734	$ 1,904	$ (1,135)	$ 6,754	$ (653)	$ (3,373)	$ (8,164)	$ (4,667)	$ 67
Net income (loss) per share - diluted	$ 0.11	$ 0.04	$ (0.03)	$ 0.16	$ (0.02)	$ (0.08)	$ (0.19)	$ (0.11)	$ -
Weighted average number of shares outstanding - Diluted	42,808	42,808	42,808	42,808	42,808	42,808	42,808	42,808	42,808

22

GAAP to Non-GAAP Reconciliations: 4Q 2016

Avadel

		GAAP to Non-GAAP adjustments for the three months ended December 31, 2016							
		Exclude					*Include*		
	GAAP	Intangible asset amortization	Foreign exchange (loss) gain	Cross-border merger impacts	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	Adjusted GAAP
Product sales and services	$ 42,364	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 42,364
License and research revenue	*721*	-	-	-	-	-	-	-	*721*
Total revenue	43,085	-	-	-	-	-	-	-	43,085
Cost of products and services sold	2,591	-	-	-	1,019	-	-	1,019	3,610
Research and development expenses	13,476	-	-	-	-	-	-	-	13,476
Selling, general and administrative expenses	10,688	-	-	-	-	-	-	-	10,688
Intangible asset amortization	2,970	(2,970)	-	-	-	-	-	(2,970)	-
Changes in fair value of related party contingent consideration	(3,704)	-	-	-	-	3,704	7,645	11,349	7,645
Restructuring costs	-	-	-	-	-	-	-	-	-
Total operating expenses	26,021	(2,970)	-	-	1,019	3,704	7,645	9,398	35,419
Operating income (loss)	17,064	2,970	-	-	(1,019)	(3,704)	(7,645)	(9,398)	7,666
Investment Income	555	-	-	-	-	-	-	-	555
Interest Expense	(261)	-	-	-	-	-	-	-	(261)
Other Expense - changes in fair value of related party payable	(413)	-	-	-	-	413	(1,018)	(605)	(1,018)
Foreign exchange (loss) gain	1,135	-	(1,135)	-	-	-	-	(1,135)	-
Income (loss) before income taxes	18,080	2,970	(1,135)	-	(1,019)	(3,291)	(8,663)	(11,138)	6,942
Income tax provision (benefit)	13,346	1,066	-	(6,754)	(366)	82	(499)	(6,471)	6,875
Net income (loss)	$ 4,734	$ 1,904	$ (1,135)	$ 6,754	$ (653)	$ (3,373)	$ (8,164)	$ (4,667)	$ 67
Net income (loss) per share - diluted	*$ 0.11*	*$ 0.04*	*$ (0.03)*	*$ 0.16*	*$ (0.02)*	*$ (0.08)*	*$ (0.19)*	*$ (0.11)*	*$ -*
Weighted average number of shares outstanding - Diluted	42,808	42,808	42,808	42,808	42,808	42,808	42,808	42,808	42,808

23

GAAP to Non-GAAP Reconciliations: FY 2017

		GAAP to Non-GAAP adjustments for the twelve months ended December 31, 2017									
		Exclude							*Include*		
	GAAP	Intangible asset amortization	Foreign exchange (loss) gain	Restructuring impacts	Purchase accounting adjustments - FSC	License Revenue Adjustment	U.S. Federal Tax Law Change	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	Adjusted GAAP
Product sales and services	$ 172,337	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 172,337
License and research revenue	*404*	-	-	-	-	*1,442*	-	-	-	*1,442*	*1,846*
Total revenue	172,741	-	-	-	-	1,442	-	-	-	1,442	174,183
Cost of products and services sold	16,301	-	-	-	(46)	-	-	-	-	(46)	16,255
Research and development expenses	34,218	-	-	-	-	-	-	-	-	-	34,218
Selling, general and administrative expenses	58,862	-	-	-	-	-	-	-	-	-	58,862
Intangible asset amortization	3,659	(3,659)	-	-	-	-	-	-	-	(3,659)	-
Changes in fair value of related party contingent consideration	(31,141)	-	-	-	-	-	-	31,141	31,362	62,503	31,362
Restructuring costs	2,542	-	-	(2,542)	-	-	-	-	-	(2,542)	-
Total operating expenses	84,441	(3,659)	-	(2,542)	(46)	-	-	31,141	31,362	56,256	140,697
Operating income (loss)	88,300	3,659	-	2,542	46	1,442	-	(31,141)	(31,362)	(54,814)	33,486
Investment income	2,850	-	-	-	-	-	-	-	-	-	2,850
Interest Expense	(1,052)	-	-	-	-	-	-	-	-	-	(1,052)
Other Expense - changes in fair value of related party payable	2,085	-	-	-	-	-	-	(2,085)	(4,246)	(6,331)	(4,246)
Foreign exchange (loss) gain	(714)	-	714	-	-	-	-	-	-	714	-
Income (loss) before income taxes	91,469	3,659	714	2,542	46	1,442	-	(33,226)	(35,608)	(60,431)	31,038
Income tax provision (benefit)	24,215	1,309	-	-	17	-	(3,513)	(1,477)	(2,255)	(5,919)	18,296
Net income (loss)	$ 67,254	$ 2,350	$ 714	$ 2,542	$ 29	$ 1,442	$ 3,513	$ (31,749)	$ (33,353)	$ (54,512)	$ 12,742
Net income (loss) per share - diluted	*$ 1.61*	*$ 0.06*	*$ 0.02*	*$ 0.06*	*$ -*	*$ 0.03*	*$ 0.08*	*$ (0.76)*	*$ (0.80)*	*$ (1.31)*	*$ 0.31*
Weighted average number of shares outstanding - Diluted	41,765	41,765	41,765	41,765	41,765	41,765	41,765	41,765	41,765	41,765	41,765

24

GAAP to Non-GAAP Reconciliations: FY 2016

Avadel

	GAAP	GAAP to Non-GAAP adjustments for the twelve months ended December 31, 2016						Total Adjustments	Adjusted GAAP
		Exclude					*Include*		
	GAAP	IntAlgible asset amortization	Foreign exchange (loss) gain	Cross-border merger impacts	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	Adjusted GAAP
Product sales and services	$ 147,222	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 147,222
License and research revenue	3,024	-	-	-	-	-	-	-	3,024
Total revenue	150,246	-	-	-	-	-	-	-	150,246
Cost of products and services sold	13,248	-	-	-	(506)	-	-	(506)	12,742
Research and development expenses	34,611	-	-	-	-	-	-	-	34,611
Selling, general and administrative expenses	44,179	-	-	-	-	-	-	-	44,179
Intangible asset amortization	13,888	(13,888)	-	-	-	-	-	(13,888)	-
Changes in fair value of related party contingent consideration	49,285	-	-	-	-	(49,285)	26,966	(22,319)	26,966
Restructuring costs	-	-	-	-	-	-	-	-	-
Total operating income (expenses)	155,211	(13,888)	-	-	(506)	(49,285)	26,966	(36,713)	118,498
Operating income (loss)	(4,965)	13,888	-	-	506	49,285	(26,966)	36,713	31,748
Investment Income	1,635	-	-	-	-	-	-	-	1,635
Interest Expense	(963)	-	-	-	-	-	-	-	(963)
Other Expense - changes in fair value of related party payable	(6,548)	-	-	-	-	6,548	(3,636)	2,912	(3,636)
Foreign exchange (loss) gain	1,123	-	(1,123)	-	-	-	-	(1,123)	-
Income (loss) before income taxes	(9,718)	13,888	(1,123)	-	506	55,833	(30,602)	38,502	28,784
Income tax provision (benefit)	31,558	4,986	-	(6,754)	182	3,068	(1,667)	(185)	31,373
Net income (loss)	$ (41,276)	$ 8,902	$ (1,123)	$ 6,754	$ 324	$ 52,765	$ (28,935)	$ 38,687	$ (2,589)
Net income (loss) per share - diluted	$ *(1.00)*	$ *0.22*	$ *(0.03)*	$ *0.16*	$ *0.01*	$ *1.28*	$ *(0.70)*	$ *0.94*	$ *(0.06)*
Weighted average number of shares outstanding - Diluted	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*

25